UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 17, 2010

Internap Network Services Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-27265 (Commission File Number)	91-2145721 (IRS Employer Identification Number

250 William Street, Atlanta, Georgia (Address of Principal Executive Offices)	30303 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of Internap Network Services Corporation (the “Company”) had previously approved, subject to stockholder approval, an amendment to Article IV(A) of the Company’s Restated Certificate of Incorporation to increase the Company’s authorized common stock from 60,000,000 shares to 120,000,000 shares (the “Common Stock Increase”). The Company’s stockholders approved the Common Stock Increase at the 2010 Annual Stockholders Meeting held on June 17, 2010. On June 18, 2010, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware effectuating the Common Stock Increase.

A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2010 Annual Meeting of Stockholders was held on June 17, 2010. The number of shares of common stock present at the Company’s Annual Meeting of Stockholders was 42,592,113,  or 82.20% of the shares of common stock outstanding on April 19, 2010, the record date for the meeting. At the meeting, the following items were submitted to a vote of stockholders, all of which received the necessary votes for passage:

(a)	The following nominees were elected to serve on the Board of Directors

Nominee	For	Withheld	Broker Non-Votes
Election for a term expiring in 2013
Kevin L. Ober	28,231,104	1,021,104	13,339,905
Gary M. Pfeiffer	28,610,384	641,824	13,339,905
Michael A. Ruffolo	26,407,998	2,844,210	13,339,905
Election for a term expiring in 2011
Debora J. Wilson	28,594,002	658,206	13,339,905

(b)	Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock

For	Against	Abstentions
36,317,658	6,063,042	211,413

(c)	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company’s fiscal year ending December 31, 2010

For	Against	Abstentions
41,839,796	631,760	120,557

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment to the Company’s Restated Certificate of Incorporation dated June 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION

Date: June 21, 2010	By:	/s/ Richard P. Dobb
Richard P. Dobb
Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Company’s Restated Certificate of Incorporation dated June 18, 2010.